Scudder
World Income
Opportunities
Fund, Inc.

Semiannual Report
October 31, 1995

A closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income and, to a limited extent, equity securities.

Scudder World Income
Opportunities Fund, Inc.

Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in global income and, to a limited extent, equity securities

Investment characteristics

o closed-end investment company investing principally in a portfolio of global income and, to a limited extent, equity securities

o a vehicle for international diversification through participation in the economies of emerging market countries

General Information

Executive offices

    Scudder World Income Opportunities Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  617-328-5000
    State Street Bank & Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Willkie Farr & Gallagher

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- SWI


Contents


In Brief                                                   3


Letter to Shareholders                                     3

Investment Summary                                         6

Investment Portfolio                                       7

Financial Statements                                      10

Financial Highlights                                      13

Notes to Financial Statements                             14

Report of Independent Accountants                         18

Shareholder Meeting Results                               19

Dividend Reinvestment Plan                                20

Investment Manager and Administrator                      22

Directors and Officers                                    23


This report is sent to the shareholders of Scudder World Income Opportunities Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief

o Last spring, emerging market debt began a sustained rally after decisive action by economic leaders in Argentina and Mexico bolstered investor confidence. Solid positive monthly returns were posted through September before easing somewhat in October.

o Despite difficult market conditions, Scudder World Income Opportunities Fund posted a total return of 11.74% based on net asset value for its semiannual period ended October 31, 1995. The Fund's total return based on its New York Stock Exchange share price was 3.41% for the same period.

o The Fund continues to invest in a diversified group of debt securities, with bonds issued in Latin America, central and eastern Europe, northern Africa, and Asia.


Letter to Shareholders

Dear Shareholders:

   We are pleased to present the semiannual report for Scudder World Income Opportunities Fund, Inc. (the "Fund") covering the period from May 1, 1995, to October 31, 1995. The powerful rally in emerging market debt that took hold in March and April continued for the first five months of the semiannual period, before the markets eased slightly in October over concerns about the lingering recessions in Argentina and Mexico. As economic leaders demonstrated their commitment to fiscal austerity and economic reforms, investor confidence was bolstered, and emerging countries gained renewed access to the international capital markets. The market recovery was further enhanced by a decline in long-term U.S. interest rates, which was particularly helpful for the many U.S. dollar fixed-rate bonds in the Fund's portfolio.

   Reflecting these positive market conditions, the Fund finished the semiannual period on October 31, 1995 with a net asset value (NAV) of $12.83, up from $12.11 on April 30, 1995. Adjusted for distributions of $0.68 per share during the period, the Fund's total return based on NAV was 11.74%. This compares with a total return of 16.33% for the unmanaged J.P. Morgan Emerging Markets Bond Index. The Fund underperformed the J.P. Morgan Index largely because we maintained a defensive investment strategy following the turbulent first quarter of 1995 that included a significant cash position. As market conditions improved, however, the Fund became fully invested.

   The price of Fund shares traded on the New York Stock Exchange declined from $12.75 to $12.50 during the period, but the decline was offset by distributions totaling $0.68 per share, resulting in a total return for the period of 3.41% based on the market value of the Fund's shares. The $12.50 share price on October 31, 1995, represented a 2.6% discount to the Fund's NAV.

   Throughout the semiannual period, we have continued to maintain a liquid, diversified portfolio well positioned to benefit from improving country fundamentals. In accordance with this strategy, the Fund's portfolio continues to hold a broad array of securities across a number of regions. Regional diversification helped the Fund's performance: As confidence returned to the emerging markets in the aftermath of the Mexican peso crisis, investors became more discriminating among emerging market issuers. The portfolio benefited, for example, from sizable positions in eastern and central Europe (18.4% of the portfolio), where debt markets have performed particularly well during the six month period. The Fund also holds positions in northern Africa (3.4% of the portfolio) and Asia (1.5% of the portfolio).

   The Fund's core holdings in Latin America continue to be in Argentina (18.9% of the portfolio) and Brazil (23.7% of the portfolio). Recent political tensions within the Argentine cabinet and an economic slowdown in the aftermath of the Mexican crisis have contributed to the Argentine debt markets' below-average performance during the semiannual period. Over the coming months we expect the Argentine markets to perform better. The Argentine government has consistently adhered to sound economic policies (such as fiscal austerity and structural reforms), and the expected economic recovery in 1996 should provide a solid underpinning for the country's debt markets.

   The fundamental outlook in Brazil is also promising. Brazil has successfully slowed the torrid pace of economic growth exhibited early in 1995 (thereby reducing the risk of an overheated economy) and has improved its external accounts. High real interest rates have also bolstered international reserves. In addition, President Cardoso has made gradual but steady progress advancing important financial and constitutional reforms through Congress.

   The Fund held underweight debt positions in Mexico (10.2% of the portfolio) and Venezuela (5.6% of the portfolio) throughout the six-month period ended October 31, 1995. The Mexican government has steadfastly adhered to sound economic policies implemented in the aftermath of the peso crisis, but lingering political concerns and a significant economic contraction have created some uneasiness in Mexico's financial markets. Venezuelan government bonds offer attractive yields but at the end of the semiannual period the markets were awaiting progress on a program with the International Monetary Fund to address serious imbalances in the Venezuelan economy.

   The vast majority of the Fund's assets (90.8%) continue to be invested in sovereign debt obligations. These instruments offer the combined benefits of extremely attractive yields, ample liquidity (particularly in the large Brady bond issues), and better credit quality than many emerging market corporate bonds.

   Securities denominated in local currencies can offer relatively high yields as well as the opportunity to benefit from currency appreciation. As the Mexican peso crisis demonstrated, however, local currencies can also be susceptible to dramatic devaluations when there is a loss of confidence in economic policies. We have continued to take a cautious and opportunistic approach with respect to the Fund's exposure to foreign currencies, limiting it to countries where we foresee a stable or appreciating exchange rate. As of October 31, 1995, only 2.6% of the Fund's assets were invested in local currency securities, with the balance held in U.S. dollar-denominated obligations.

   In June, we substantially increased the Fund's holdings in fixed-rate securities in the expectation that the U.S. Federal Reserve would begin to lower interest rates, which it did in early July. (Fixed-rate bond prices generally benefit from declines in U.S. interest rates.) By the end of October, in light of the significant declines that had taken place in long-term U.S. dollar interest rates, we took some profits and adjusted the Fund's portfolio to be approximately equally weighted between fixed- and floating-rate instruments.

   During the semiannual period, the Fund maintained a relatively low weighting in emerging market equities (5.3% of the portfolio at October 31, 1995). The extremely attractive returns currently offered on emerging market debt, together with a difficult environment for equity markets in countries like Argentina and Mexico, make it likely that the common stock component of the portfolio will remain relatively small in the near term.

Outlook

   The commitment of leaders in many emerging economies to fiscal discipline and accelerated economic reform has bolstered the confidence of emerging market investors, creating a solid foundation for the strong performance of these markets since early March of this year. These tough economic measures, while creating difficult domestic conditions in the near term, constitute the basis for sustained economic growth in many emerging countries. Coupled with a constructive global environment for the U.S. dollar, interest rates, and bond markets, we expect this positive outlook will be reflected in continued improvement in prices for emerging market debt over the coming months.

A Team Approach to Investing

   Scudder World Income Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   M. Isabel Saltzman, Lead Portfolio Manager, sets Fund investment strategy. Ms. Saltzman, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979. Susan E. Gray, Portfolio Manager, is responsible for the day-to-day management of the fixed-income component of the portfolio. Ms. Gray, who has over four years of investment trading experience, has worked at Scudder since 1987. Joyce E. Cornell, Portfolio Manager, is responsible for managing the equity component of the Fund's portfolio. Ms. Cornell, who joined Scudder in 1991, has nine years of experience as a securities analyst.

Dividend Reinvestment Option

   The Fund's Dividend Reinvestment Plan (the "Plan") offers you a convenient way to have your dividends and capital gains distributions reinvested in the shares of the Fund. Your participation is automatic unless you or the bank, broker or other nominee holding shares beneficially owned by you specifies otherwise. We believe this Plan is attractive for shareholders. Its features are more fully described on page 20.

Other Information

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens, & Clark, Inc. banner.

   We are pleased that you are an investor in Scudder World Income Opportunities Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong             /s/Edmond D. Villani

Lynn S. Birdsong                Edmond D. Villani
President                       Chairman of the Board

Scudder World Income Opportunities Fund, Inc.
Investment Summary as of October 31, 1995
-------------------------------------------------------------------------------
HISTORICAL INFORMATION
LIFE OF FUND
                                         TOTAL RETURN (%)
                   ------------------------------------------------------------
                      MARKET VALUE       NET ASSET VALUE*         INDEX (a)
                   ------------------   ------------------   ------------------
                              AVERAGE              AVERAGE              AVERAGE
                   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL
                   ------------------   ------------------   ------------------
CURRENT QUARTER       -2.18        --       4.42        --       4.80        --
FISCAL YEAR TO DATE    3.41        --      11.74        --      16.33        --
ONE YEAR               9.57      9.57       1.11      1.11       8.01      8.01
LIFE OF FUND**         -.43      -.27       7.96      5.05      11.65      7.34

(a) J.P. Morgan Emerging Markets Bond Index

  * Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

 ** The Fund commenced operations on April 11, 1994.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

-------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY (EXCLUDES 2% CASH EQUIVALENTS)

Brazil                  24%
Argentina               19%
Poland                  12%
Venezuela               11%
Mexico                  10%
Panama                   7%
Ecuador                  4%
Bulgaria                 4%
Morocco                  3%
Other                    6%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------------------


Scudder World Income Opportunities Fund, Inc.
Investment Portfolio as of October 31, 1995
========================================================================================================
                        Principal                                                               Market
                        Amount ($) (e)                                                          Value ($)
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
                        1,048,000 Associates Corp. of North America, 5.82%,
                                        11/1/95 (Cost $1,048,000) ..................            1,048,000
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
U.S. DOLLAR-DENOMINATED DEBT -- 88.2%
ARGENTINA - 18.2%       6,500,000   Republic of Argentina, Floating Rate Bond,
                                        Series L, LIBOR plus .8125%, (6.8125%),
                                        3/31/05 (d) ................................            3,847,155
                        8,750,000 Republic of Argentina, Collateralized Par Bond,
                                        Series L, Step-up-Coupon, 5%, 3/31/23 ......            4,161,675
                                                                                               ----------
                                                                                                8,008,830
                                                                                               ----------

BRAZIL-- 23.7%          1,000,000 Minas Gerais, Series A, Without Warrants,
                                        7.875%, 2/10/99 ............................              837,500
                        1,000,000 Minas Gerais, Series B, Without Warrants,
                                        8.25%, 2/10/00 .............................              817,500
                        1,425,000 Federative Republic of Brazil, IDU Bond, Floating
                                        Rate Bond, LIBOR plus .8125%, (6.688)%, 1/1/01          1,217,477
                        1,500,000 Federative Republic of Brazil, Eligible Interest
                                        Bond, LIBOR plus .8125%, (6.813%), 4/15/06 .              991,875
                        2,250,000 Federative Republic of Brazil, Debt Conversion
                                        Bond, Series L, LIBOR plus .875%, (6.875%),
                                        4/15/12 ....................................            1,231,875
                        5,000,000 Federative Republic of Brazil, Par Bond, Series Z,
                                        4.25%, 4/15/24 .............................            2,412,500
                        5,703,993 Federative Republic of Brazil C Bond, 4% with 4%
                                        Interest Capitalization, 4/15/14 ...........            2,894,777
                                                                                               ----------
                                                                                               10,403,504
                                                                                               ----------

BULGARIA -- 3.9%        3,000,000 Republic of Bulgaria, Front Loaded Interest
                                        Reduction Bond, Series A, 2%, 7/28/12 ......              836,250
                        1,750,000 Republic of Bulgaria, Collateralized Discount
                                        Bond, Tranche A, LIBOR plus .8125%,
                                        (6.75%), 7/28/24 ...........................              883,750
                                                                                               ----------
                                                                                                1,720,000
                                                                                               ----------

ECUADOR -- 4.2%         2,000,000 Republic of Ecuador, Floating Rate Discount
                                        Note, LIBOR plus .8125% (6.8125%), 2/28/25 .              991,240
                        2,604,819 Republic of Ecuador, Past Due Interest Bond,
                                        LIBOR plus .8125%, 3%, with 3.8125%
                                        Interest Capitalization, 6.8125%, 2/27/15 ..              853,078
                                                                                               ----------
                                                                                                1,844,318
                                                                                               ----------

   The accompanying notes are an integral part of the financial statements.


Scudder World Income Opportunities Fund, Inc.
Investment Portfolio (continued)
=========================================================================================================
                        Principal                                                               Market
                        Amount ($) (e)                                                          Value ($)
---------------------------------------------------------------------------------------------------------
MEXICO -- 8.3%          3,750,000 United Mexican States, Collateralized Par Bond,
                                        Series A, 6.25%, 12/31/19 .....................         2,203,125
                        2,500,000 United Mexican States, Collateralized Par Bond,
                                        Series B, 6.25%, 12/31/19 .....................         1,468,750
                                                                                               ----------
                                                                                                3,671,875
                                                                                               ----------

MOROCCO -- 3.4%         2,500,000 Kingdom of Morocco, Tranche A, Restructuring
                                        and Consolidation Agreement, LIBOR plus
                                        .8125%, (6.688%), 1/1/09 ......................         1,487,500
                                                                                               ----------
PANAMA -- 6.4%          2,500,000 Republic of Panama, Floating Rate Bond,
                                        LIBOR plus 1%, (7.25%), 5/10/02 ...............         2,043,750
                        2,000,000 Republic of Panama, 3.5%, 12/29/49 (c) ..............           770,000
                                                                                               ----------
                                                                                                2,813,750
                                                                                               ----------

POLAND -- 11.7%         6,500,000 Republic of Poland, Step-Up Note,
                                        3.75%, 10/27/14 ...............................         4,176,250
                        1,250,000 Republic of Poland, Collateralized Discount Bond,
                                        LIBOR plus .8125%, (6.875%), 10/27/24 .........           956,250
                                                                                               ----------
                                                                                                5,132,500
                                                                                               ----------

RUSSIA -- 2.8%          3,750,000 Vnesheconombank, Bilateral Non-Performing
                                        Loan Agreement 12/29/95* ......................         1,218,750
                                                                                               ----------
VENEZUELA -- 5.6%       5,000,000 Republic of Venezuela, Debt Conversion Bond,
                                        Series DL, LIBOR plus .875%, (6.8125%),
                                        12/18/07 ......................................         2,462,500
                                                                                               ----------
                                  TOTAL U.S. DOLLAR-DENOMINATED DEBT
                                        (Cost $38,881,251) ............................        38,763,527
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
FOREIGN-DENOMINATED DEBT -- 2.6%
ARGENTINA - 0.7%   ARP    657,229 Republic of Argentina, Bonos de Consolidacion
                                        (BOCON), Series 1, 3.5%, 4/1/01 ...............           307,815
                                                                                               ----------
MEXICO -- 1.9%     MXN  6,088,700 Certificados de la Tesoreria, 12/28/95 ..............           815,405
                                                                                               ----------
                                  TOTAL FOREIGN-DENOMINATED DEBT
                                        (Cost $1,258,905) .............................         1,123,220
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
U.S. DOLLAR-DENOMINATED CONVERTIBLE DEBT -- 1.5%
KOREA -- 1.2%             700,000 Ssangyong Oil Refining Co., 3%, 12/31/04 ............           542,500
                                                                                               ----------


   The accompanying notes are an integral part of the financial statements.
                                       8

================================================================================

                        Principal                                                               Market
                        Amount ($) (e)                                                          Value ($)
---------------------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%          125,000 Telekom Malaysia Berhad, 4%, 10/3/04 ...............            113,750
                                                                                               ----------
                                  TOTAL U.S. DOLLAR-DENOMINATED CONVERTIBLE DEBT
                                        (Cost $795,729) ..............................            656,250
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%
                        5,000,000 Put on Venezuela Debt Conversion Bond
                                        12/18/07, strike price $47.625, expires 11/13/95
                                        (Cost $60,000) ...............................             16,395
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 5.3%
                          Shares
                      --------------
VENEZUELA                  23,500 Alambres y Cables Venezolanos "C" (Alcave) (b)*
                                        (Cost $2,350,000) ............................          2,350,000
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO - 100.0%
                                        (Cost $44,393,885) (a) .......................         43,957,392
                                                                                               ==========

*  Non-income producing security.

(a) The cost of the investment portfolio for federal income tax purposes was $44,997,590. At October 31, 1995, net unrealized depreciation for all securities based on tax cost was $1,040,198. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $510,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,550,439.

(b) Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31,
    1995 was $2,350,000. See Note A of the Notes to Financial Statements.

(c) When issued or forward delivery securities. See Note A of the Notes to Financial Statements.

(d) At October 31, 1995, these securities, in part or in whole, have been segregated to cover the when-issued or forward delivery security.

(e) Principal amount is stated in U.S. dollars unless otherwise noted.

    CURRENCY ABBREVIATIONS
    ARP         Argentine Peso
    MXN         Mexican Peso



Transactions in written call options during the six months ended October 31, 1995 were:

                                                Principal               Premiums
                                                Amount ($)            Received ($)
                                          ---------------------------------------------
Outstanding at April 30, 1995 ............      3,000,000                50,000
        Contracts exercised ..............     (3,000,000)              (50,000)
                                          ---------------------------------------------
Outstanding at October 31, 1995 ..........             --                    --
                                                =========                ======

     The accompanying notes are an integral part of the financial statements
                                       9

Scudder World Income Opportunities Fund, Inc.
Financial Statements
============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $44,393,885) (Note A) ............                       $43,957,392
Cash .....................................................................                               266
Receivables:
        Investments sold .................................................                         1,194,990
        Interest .........................................................                           732,210
Deferred organization expenses, net of accumulated amortization of $30,607
        (Note A) .........................................................                            67,559
                                                                                                 -----------
                Total assets .............................................                        45,952,417

LIABILITIES
Payables:
        Investments purchased ...........................................      $1,174,990
        When-issued and forward delivery securities (Note A) ............         781,598
        Dividends .......................................................          42,559
        Accrued management fee (Note C) .................................          44,843
        Other accrued expenses (Note C) .................................          82,569
                                                                               ----------
                Total liabilities .......................................                          2,126,559
                                                                                                 -----------
Net assets, at market value .............................................                        $43,825,858
                                                                                                 ===========

NET ASSETS
Net assets consist of:
        Undistributed net investment income .............................                        $   599,305
        Accumulated net realized loss ...................................                         (4,807,632)
        Unrealized appreciation (depreciation) on:
                Investments .............................................                           (436,493)
                Foreign currency related transactions ...................                            (16,844)
        Common stock ....................................................                             34,158
        Additional paid-in capital ......................................                         48,453,364
                                                                                                 -----------
Net assets, at market value .............................................                        $43,825,858
NET ASSET VALUE per share ($43,825,858 [division sign] 3,415,756 shares of common stock
        outstanding, $.01 par value, 100,000,000 shares authorized) .....                             $12.83
                                                                                                      ======

   The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------
                                      10

================================================================================
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest ....................................................                           $3,026,332

        Expenses:
                Management fee (Note C) .............................            $  263,657
                Directors' fees and expenses (Note C) ...............                50,799
                Custodian fees ......................................                65,421
                Reports to shareholders .............................                29,997
                Auditing ............................................                39,030
                Legal ...............................................                20,487
                Services to shareholders ............................                37,176
                Amortization of organization expenses (Note A) ......                 9,898
                Other ...............................................                28,473        544,938
                                                                                 ----------     ----------
        Net investment income .......................................                            2,481,394
                                                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments .........................................            (1,811,961)
                Foreign currency related transactions ...............                37,464     (1,774,497)
                                                                                 ----------
        Net unrealized appreciation (depreciation) during the period on:
                Investments .........................................             4,074,055
                Options .............................................                40,150
                Foreign currency related transactions ...............               (27,690)     4,086,515
                                                                                 ----------     ----------
        Net gain on investments .....................................                            2,312,018
                                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $4,793,412
                                                                                                ==========


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                      11

Scudder World Income Opportunities Fund, Inc.
Financial Statements (continued)
============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS                YEAR
                                                                             ENDED                  ENDED
INCREASE (DECREASE) IN NET ASSETS                                       OCTOBER 31,1995         APRIL 30,1995
-------------------------------------------------------------------------------------------------------------
Operations:
        Net investment income .................................             $ 2,481,394           $ 4,629,202
        Net realized loss from investment transactions ........              (1,774,497)           (1,790,396)
        Net unrealized appreciation (depreciation) on investment
                transactions during the period ................               4,086,515            (3,476,795)
                                                                            -----------           -----------
Net increase (decrease) in net assets resulting from operations               4,793,412              (637,989)
                                                                            -----------           -----------
Distributions to shareholders from:
        Net investment income ($.68 and $1.24 per share,
                respectively) .................................              (2,321,582)           (4,229,517)
        Net realized gains from investment transactions                     -----------           -----------
                ($.38 per share) ..............................                      --            (1,285,161)
Fund share transactions:                                                    -----------           -----------
        Reinvestment of distributions .........................                  80,495                30,632
                                                                            -----------           -----------
INCREASE (DECREASE) IN NET ASSETS .............................               2,552,325            (6,122,035)
Net assets at beginning of period .............................              41,273,533            47,395,568
                                                                            -----------           -----------
NET ASSETS AT END OF PERIOD (including undistributed net
        investment income of $599,305 and $439,493, respectively)           $43,825,858           $41,273,533
                                                                            ===========           ===========
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .....................               3,409,266             3,406,900
                                                                            -----------           -----------
Shares issued to shareholders in reinvestment of distributions                    6,490                 2,366
                                                                            -----------           -----------
Shares outstanding at end of period                                           3,415,756             3,409,266
                                                                            ===========           ===========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------
                                                                                     FOR THE PERIOD
                                                        SIX MONTHS        YEAR       APRIL 11, 1994
                                                           ENDED          ENDED     (COMMENCEMENT OF
                                                        OCTOBER 31,     APRIL 30     OPERATIONS) TO
                                                           1995           1995       APRIL 30, 1994
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............        $12.11         $13.91          $14.20(b)
                                                          ------         ------          ------
Income from investment operations:
        Net investment income (a) ................           .73           1.36             .03
        Net realized and unrealized gain (loss) on investment
                transactions  ....................           .67          (1.54)           (.32)
                                                          ------         ------          ------
Total from investment operations .................          1.40           (.18)           (.29)
                                                          ------         ------          ------
Less distributions from:
        Net investment income ....................          (.68)         (1.24)             --
        Net realized gains on investment transactions         --           (.38)             --
                                                          ------         ------          ------
Total distributions ..............................          (.68)         (1.62)             --
                                                          ------         ------          ------
Net asset value, end of period ...................        $12.83         $12.11          $13.91
                                                          ======         ======          ======
Market value, end of period ......................        $12.50         $12.75          $14.00
                                                          ======         ======          ======
TOTAL RETURN
Per share market value (%) .......................          3.41**         3.17           (6.67)**
Per share net asset value (%) (c) ................         11.74**        (1.37)          (2.04)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...........            44             41              47
Ratio of operating expenses to average net assets (%)       2.46*          2.30            2.74*
Ratio of net investment income to average net assets (%)   11.21*          9.94            3.73*
Portfolio turnover rate (%)                                444.9*         232.8           266.3*

 *  Annualized
**  Not annualized
(a) Based on monthly average shares outstanding during the period.
(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses
    ($0.80 per share).
(c) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

--------------------------------------------------------------------------------

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

Scudder World Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors although the actual calculation may be done by others. The securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,350,000 (5.36% of net assets) and have been noted in the Investment Portfolio as of October 31, 1995.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security

================================================================================

or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S.
dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1994 through April 30, 1995, the Fund incurred $2,457,666 of net realized capital losses and $84,933 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended April 30, 1996.

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. Dividend income is recorded on the ex-dividend date.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the six months ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $95,376,264 and $90,710,449, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund`s Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended October 31, 1995, the fee pursuant to such agreement amounted to $263,657, of which $44,843 is unpaid at October 31, 1995.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended October 31, 1995, Directors' fees and expenses aggregated $50,799.

D. CREDIT RISK
   -----------

The yields of emerging country debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

================================================================================

E. QUARTERLY RESULTS OF OPERATIONS (000 OMITTED) (UNAUDITED)
   ---------------------------------------------------------
                                                                             NET INCREASE
                                                        NET GAIN (LOSS     (DECREASE) IN NET
QUARTER             INVESTMENT      NET INVESTMENT      ON INVESTMENT       ASSETS RESULTING
ENDED                 INCOME            INCOME           TRANSACTIONS       FROM OPERATIONS
-------             ----------      --------------      --------------     -----------------
                           PER               PER                 PER                   PER
FISCAL 1996        TOTAL  SHARE      TOTAL  SHARE       TOTAL   SHARE       TOTAL     SHARE
-----------        -----  -----      -----  -----       -----   -----       -----     -----
July 31,           1,644    .48      1,385    .41       1,515     .44       2,900       .85
October 31,        1,382    .41      1,096    .32         797     .23       1,893       .55
                  ------  -----     ------  -----      ------   -----      ------     -----
Totals            $3,026  $ .89     $2,481  $ .73      $2,312   $ .67      $4,793     $1.40
                  ======  =====     ======  =====      ======   =====      ======     =====

                           PER               PER                 PER                   PER
FISCAL 1995        TOTAL  SHARE      TOTAL  SHARE       TOTAL   SHARE       TOTAL     SHARE
-----------        -----  -----      -----  -----       -----   -----       -----     -----
July 31,           1,501    .44      1,182    .35      (1,574)   (.46)       (392)     (.11)
October 31,        1,315    .39      1,035    .30       3,354     .98       4,389      1.28
January 31,        1,414    .42      1,174    .34      (5,902)  (1.72)     (4,728)    (1.38)
April 30,          1,470    .42      1,238    .37      (1,145)   (.34)         93       .03
                  ------  -----     ------  -----      ------   -----      ------     -----
Totals            $5,700  $1.67     $4,629  $1.36     $(5,267) $(1.54)     $ (638)    $(.18)
                  ======  =====     ======  =====      ======   =====      ======     =====

Scudder World Income Opportunities Fund, Inc.
Report of Independent Accountants
================================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER WORLD INCOME
OPPORTUNITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder World Income Opportunities Fund, Inc., including the investment portfolio, as of October 31, 1995, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended April 30, 1995, and the financial highlights for the six month period ended October 31, 1995, for the year ended April 30, 1995 and for the period April 11, 1994 (commencement of operations) to April 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder World Income Opportunities Fund, Inc. as of October 31, 1995, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended April 30, 1995, and the financial highlights for the six month period ended October 31, 1995, for the year ended April 30, 1995 and for the period April 11, 1994 (commencement of operations) to April 30, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts   COOPERS & LYBRAND L.L.P.
December 14, 1995

Scudder World Income Opportunities Fund, Inc.
Shareholder Meeting Results


The Annual Meeting of Shareholders of Scudder World Income Opportunities Fund, Inc. was held on Tuesday, October 24, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of two Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                        Number of Votes:
        ---------                        ----------------
                                      For        Withheld      Broker Non-Votes*
                                      ---        --------      -----------------
 Robert J. Boyd                    3,228,816      49,652             0
 Ronaldo A. da Frota Nogueira      3,231,103      47,366             0


2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending April 30, 1996.

                                Number of Votes:
                                ----------------
            For              Against           Abstain       Broker Non-Votes*
            ---              -------           -------       -----------------
         3,218,893           13,254            46,322              0


3. Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ----------------
            For               Against          Abstain       Broker Non-Votes*
            ---               -------          -------       -----------------
         3,165,835             35,552           67,292             9,790


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder World Income Opportunities Fund, Inc.
Dividend Reinvestment Plan

The Plan

   The Fund's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder World Income Opportunities Fund, Inc. Dividend Reinvestment Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Investment Manager
and Administrator

   The investment manager and administrator of Scudder World Income Opportunities Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, Inc. (investing primarily in equity securities of Argentine issuers), The Brazil Fund, Inc. (investing in securities, primarily equity securities, of Brazilian issuers), The First Iberian Fund, Inc. (investing primarily in Spanish and Portuguese equity securities), The Korea Fund, Inc. (investing in a broad spectrum of Korean companies), The Latin America Dollar Income Fund, Inc. (investing principally in Latin American debt instruments), Scudder New Asia Fund, Inc. (investing in a broad spectrum of Asian companies), and Scudder New Europe Fund, Inc. (investing in equity securities traded in smaller or emerging European securities markets).

Directors and Officers

EDMOND D. VILLANI*
    Chairman of the Board and Director

LYNN S. BIRDSONG*
    President and Director

ROBERT J. BOYD
    Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

JURIS PADEGS*
    Vice President

LINCOLN Y. RATHNAM*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

PAMELA A. McGRATH*
    Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.